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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT

                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                               68-0221599
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                  410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                  -----------------------------------------------
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                        (949) 376-3125 (949) 376-9117 FAX
                        -----------------------------------
                            (ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12(b) OF THE ACT:


TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------


SECURITIES REGISTERED UNDER SECTION 12(g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)


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                                TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      2

Item 2.  Acquisition or Disposition of Assets                                  2

Item 3.  Bankruptcy or Receivership                                            2

Item 4.  Changes in Registrant's Certifying Accountant                         2

Item 5.  Other Events                                                          3

Item 6.  Resignation of Registant's Directors                                  3

Item 7.  Financial Statements and Exhibits                                     3

Item 8.  Change in Fiscal Year                                                 3

Item 9.  Change in Security Ratings                                            3

Signatures                                                                     3



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   Item 1.  Changes in Control of Registrant

No Changes to Report.

   Item 2.  Acquisition or Disposition of Assets

None to Report.

   Item 3.  Bankruptcy or receivership

None to Report.

   Item 4.  Changes in Registrant's Certifying Accountant

Pursuant to Regulation S-B Item 304, the Registrant reports as follows:

(a)(i) Ludlow & Harrison, the principal independent accountants for Senior Care were dismissed effective as of December 31, 2001.

(ii) Ludlow & Harrison performed audits of the company's financial statements for two calendar years. At no time has any of their Independent Auditors' Reports for the years ended December 31, 2000 and December 31, 1999 contained any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was recommended and approved by the Board of Directors and by the Audit Committee and was prompted by reason of the fact that Ludlow & Harrison are not members of the AICPA SEC practice section. The Board believed that the continued growth of the company was dependent upon engaging independent accountants who are members of the AICPA SEC practice section.

(iv) (A) There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the years ended December 31, 2000 and December 31, 1999, which, if not resolved to the former accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

(iv)(B) None of the disclosures mandated by Item 304 (a)(iv)(B)(1), (2) or (3), or (C),(D) or (E) of Regulation S-B are applicable.

(a)(2) New accountants were engaged on January 2, 2002. Senior Care engaged the firm of McKennon, Wilson & Morgan, LLP, Certified Public Accountants and members of the AICPA SEC practice section, located in Irvine, California, as its principal independent accountants.

(a)(2)(i) During the process of making a determination to engage McKennon, Wilson & Morgan, LLP, management of Senior Care consulted the new accountants regarding the pending S-4 Registration Statement wherein Senior Care desires to register 450,000 shares of Series G preferred stock and 5,400,000 shares of common stock, the most recent amendment to which was filed by the issuer on December 26, 2001. Issues regarding the application of accounting principles or the type of audit opinion that might have to be written, if any, on the above referenced transaction was not discussed either in writing or orally. The pending S-4 Registration Statement was not an important factor considered by the issuer in reaching a decision as to any accounting, auditing or financial reporting issue since there were no disagreements between Senior Care and its former accountants.

(a)(2)(ii) None of the disclosures mandated by Item 304(a)(2)(ii)(A),(B), (C) or(D) of Regulation S-B are applicable.

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(a)(3) Registrant is providing the former accountant with a copy of this Form
8-K and has requested that the former accountant furnish a letter to Registrant within two (2) business days of receipt describing whether the former principal accountant agrees or disagrees with the statements made in this Report. A copy of this letter is attached hereto as Exhibit 16.

(b) There were no conditions to which the Registrant is aware that exists as described in Item 304(b) 1 through 3, inclusive in connection with the dismissal of the principal accountants.

Any inquiries regarding this matter should be addressed to the Bob Coberly, Chief Financial Officer, Senior Care Industries, Inc., 410 Broadway, 2nd Floor, Laguna Beach, CA 92651, telephone (949) 376-3125.

   Item 5.  Other Events

Effective on January 2, 2002, John P. Semmens, C.P.A., was named as Chief Financial Officer of Senior Care. Mr. Semmens has been a California licensed certified public accountant since 1971 and has maintained his own accounting office in Dana Point, California since 1991. While taking on the responsibilities of Chief Financial Officer of Senior Care, Mr. Semmens intends to continue his private accounting practice expecting to contribute approximately 20% of his time to work for Senior Care and its various subsidiaries. Prior to coming on board as Chief Financial Officer, Mr. Semmens had been performing monthly bookkeeping and accounting functions for all of the subsidiaries of Senior Care and has been preparing tax returns for those subsidiaries and for Senior Care itself for the last three years.

Bob Coberly, who has been Senior Care's Chief Financial Officer since 1999, will continue as Vice President and Deputy Chief Financial Officer.

   Item 6.  Resignation of Registrant's Directors

None to Report.

   Item 7.  Financial Statements and Exhibits

Exhibit 16.  Letter re change of certifying accountant

   Item 8.  Change in Fiscal Year

Nothing to Report.

   Item 9.  Change in Security Rating

Nothing to Report.

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)


Dated: January 4, 2002

/s/ Mervyn Phelan, Sr.
-----------------------------------
Mervyn Phelan, Sr.
Chief Executive Officer



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